SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021 (August 4, 2021)

GLADSTONE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40707	86-1458374
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

(703) 287-5800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	GLEEU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	GLEE	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	GLEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 4, 2021, the Registration Statement on Form S-1 (File No. 333-252916) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Gladstone Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On August 9, 2021 the Company consummated the IPO of 10,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. Of the proceeds the Company received from this offering and the sale of the Private Placement Warrants (defined below), $102.0 million, or $10.20 per share of Common Stock issued in the IPO, was deposited into a trust account, which except for limited situations, will be available to the Company only upon the consummation of a business combination within the time period described in the Registration Statement. If a business combination is not so consummated, the trust account, less amounts the Company is permitted to withdraw from interest earned on the funds in the trust account as described in the Registration Statement, will be distributed solely to holders of Common Stock (subject to our obligations under Delaware law to provide for claims of creditors). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated August 4, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), as representative of the underwriters named in Schedule A therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

a Private Placement Warrant Purchase Agreement, dated August 4, 2021, between the Company and Gladstone Sponsor, LLC (the “Sponsor”), pursuant to which the Sponsor purchased 4,200,000 private placement warrants, each exercisable to purchase one share of Common Stock at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•

a Representative Shares Purchase Agreement, dated August 4, 2021, between the Company and EF Hutton, pursuant to which EF Hutton purchased 200,000 shares of Common Stock, which contains customary representations and warranties by the Company and EF Hutton as subscriber for the Common Stock and pursuant to which EF Hutton has agreed not to transfer, assign or sell any such shares without our prior consent until the completion of our initial business combination, agreed to certain transfer restrictions with respect to the Company’s securities and agreed (i) to waive their redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of our initial business combination, (ii) waive their redemption rights with respect to any such shares held by them in connection with a stockholder vote to approve certain amendments to our amended and restated certificate of incorporation under certain circumstances and (iii) waive their rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within 15 months from the closing of the IPO (or 18 months from the closing of the IPO, if the Company extends the period of time to consummate a business combination, subject to certain obligations of the Sponsor);

•

a Warrant Agreement, dated August 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated August 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration Rights Agreement, dated August 4, 2021, among the Company, the Sponsor and EF Hutton, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities;

•

a Letter Agreement, dated August 4, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any share of Common Stock held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 15 months from the closing of the IPO (or 18 months from the closing of the IPO, if the Company extends the period of time to consummate a business combination, subject to certain obligations of the Sponsor); to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•

an Administrative Services Agreement, dated August 4, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 4.1, 10.3, 10.4, 10.5 and 10.6 respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, and in accordance with the Private Placement Warrant Purchase Agreement, the Company consummated the private placement of 4,200,000 Private Placement Warrants, each exercisable to purchase one share of Common Stock at $11.50 per share, subject to adjustment, at a price of $1.00 per Private Placement Warrant, generating total proceeds of $4,200,000. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that (i) if held by the Sponsor or its permitted transferees, they will not be transferable, assignable or saleable until after the consummation of our initial business combination except to permitted transferees subject to certain limited exceptions and (ii) the holders of the Private Placement Warrants will be entitled to registration rights. The Private Placement Warrants have been issued pursuant to and are governed by the Warrant Agreement.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement to EF Hutton of 200,000 shares of Common Stock for nominal consideration.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On August 4, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement between the Company and EF Hutton

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor

10.2	Representative Share Purchase Agreement between the Company and EF Hutton

10.3	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.4	Registration Rights Agreement among the Company, the Sponsor and certain other equityholders named therein

10.5	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors

10.6	Administrative Services Agreement between the Company and the Sponsor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2021	Gladstone Acquisition Corporation

	By:	/s/ Michael LiCalsi
	Name:	Michael LiCalsi
	Title:	General Counsel & Secretary

5